SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2009

VITAMIN SPICE

(Exact name of registrant as specified in its charter)

Wyoming

(State or other jurisdiction of incorporation)

          0-52907

           20-5776355

(Commission File Number)

(IRS Employer Identification No.)

996 Old Eagle School Road, Suite 1102, Wayne, Pennsylvania

19087

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  610-994-1657

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Board of Directors has elected William "Bill" R. Fields to the Board of Directors.

Mr. William R. Fields, age 59, is Chairman of Intersource Co. Ltd. Mr. Fields is a Director of Lexmark International, Inc. Previously, Mr. Fields served as Chairman and Chief Executive Officer of Factory 2-U Stores, Inc. from 2002 to 2003, President and Chief Executive Officer of Hudson’s Bay Company from 1997 to 1999 and as Chairman and Chief Executive Officer of Blockbuster Entertainment Group, a division of Viacom, Inc., from 1996 to 1997. Mr. Fields has also held numerous positions with Wal-Mart Stores, Inc., which he joined in 1971. He left Wal-Mart in March 1996 as President and Chief Executive Officer of Wal-Mart Stores Division, and Executive Vice President of Wal-Mart Stores, Inc.

A copy of the press release with respect to the election of Mr. Fields is attached as an exhibit to this Current Report.

Item 9.01.  Financial Statements and Exhibits

 (b) Exhibits

99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 30, 2009

VITAMINSPICE

By: /s/ Edward Bukstel

     Edward Bukstel

      Chief Executive Officer